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                                                                 EXHIBIT 10.15

                          GECC INTERCREDITOR AGREEMENT

        This INTERCREDITOR AGREEMENT, dated as of June 20, 1995 (this "Agreement"), is among BT Commercial Corporation, not in its individual capacity but solely as Collateral Agent under the Collateral Agent's Intercreditor Agreement described below (in such capacity, together with its successors and assigns, the "Collateral Agent"), GENERAL ELECTRIC CAPITAL CORPORATION, as
Owner Participant under the Lease Documents referred to herein (in such capacity, together with its successors and assigns, the "Owner Participant"), SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION (formerly, The Connecticut National Bank), not in its individual capacity but solely as Owner Trustee under the Trust Agreement referred to herein (in such capacity, together with its successors and assigns, the "Owner Trustee"), ENVIRODYNE INDUSTRIES, INC., a Delaware corporation ("Envirodyne"), and VISKASE CORPORATION, a Pennsylvania corporation ("Viskase").

                                    RECITALS

         A. Envirodyne has and may hereunder enter into certain Financing Agreements (such term, and the other defined terms used in these Recitals without definition, having the meanings assigned to such terms in Schedule I hereto) under which loans, letters of credit and other financial accommodations are being and may hereafter be made to or for the account of Envirodyne.

         B. Certain of the subsidiaries of Envirodyne, including Viskase (collectively with Envirodyne, the "Borrowers"), have guaranteed the obligations of Envirodyne under the Financing Agreements.

         C. Pursuant to the Financing Agreements, the Borrowers have executed and delivered the Collateral Documents under which the Borrowers have granted to the Collateral Agent, on behalf and for the benefit of the Secured Parties under and as defined in that certain Intercreditor and Collateral Agency Agreement, dated as of June 20, 1995 (the "Collateral Agent's Intercreditor Agreement"), liens and security interests to secure their obligations under the Financing Agreements, the Collateral Documents and the guaranties thereof.

         D. The Financing Agreements constitute a refinancing of the Credit Agreement dated as of December 31, 1993 among Envirodyne, certain of Envirodyne's subsidiaries and the lenders party thereto, as amended from time to time (the "Exit Financing"); the Exit Financing constituted a refinancing of the Postpetition Credit Agreement dated February 5, 1993 among Envirodyne, certain of Envirodyne's subsidiaries and the lenders party thereto (the "Postpetition Credit Agreement"); and the Postpetition Credit Agreement constituted a refinancing of the
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Credit Agreement dated as of May 1, 1989 among Envirodyne and the lenders party thereto, as amended from time to time.

         E. Viskase has entered into a sale and leaseback transaction with the Owner Participant and the Owner Trustee.

         F. It is a condition precedent to the financial accommodations being made under the Financing Agreements that the parties hereto enter into this Agreement.

         G. The parties hereto desire to execute and deliver this Agreement to set forth certain agreements among them as provided below.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Certain Definitions. Capitalized terms which are used herein, shall, unless otherwise defined herein, have the meanings set forth in Schedule I hereto.

         2. Acknowledgment Of Certain Rights Of Parties. (a) Each of the Collateral Agent and Envirodyne severally acknowledges that it does not have, and in the case of the Collateral Agent, that neither it nor any of the other Secured Parties has, pursuant to any Collateral Document, any mortgage, lien or other security interest in any of the Sale-Leaseback Property to secure any obligations of Envirodyne, Viskase or any other Person under the Financing Agreements or any of the Collateral Documents which have been executed and delivered in connection therewith. Notwithstanding anything herein to the contrary, the provisions of this Section 2 shall not affect any mortgage, lien, security interest or encumbrance which the Collateral Agent or Envirodyne may have on any property of Envirodyne, Viskase or any of their respective Subsidiaries other than the Sale-Leaseback Property.

         (b) Each of the Owner Trustee and the Owner Participant hereby acknowledges and confirms that it does not have any mortgage, lien, or security interest on any property of Envirodyne, Viskase or any of their respective Subsidiaries, to secure any obligations of any of such Persons under any of the Lease Documents, other than the Owner Trustee Security Agreement and as set forth in Articles XII, XIV, XVIII and XXI of the Lease.

         (c) Nothing in this Section 2 shall be deemed to constitute a representation or warranty by the Collateral Agent as to the validity of the Owner Trustee's ownership interest in any of the Plants, or a representation or warranty by either the Owner Trustee or the Owner Participant as to the validity of any mortgage, lien, security interest or other encumbrance in favor





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of the Collateral Agent or any Secured Party under any of the Collateral
Documents.

         (d) Notwithstanding the other provisions of this Agreement, upon the acquisition by Viskase, or any other Subsidiary of Envirodyne that is a party to any Collateral Document, of any Sale-Leaseback Property upon or after any release, sale, abandonment or other disposition thereof by the Owner Trustee or the Owner Participant, including, without limitation, the purchase by Viskase of any of the Plants (or any part thereof) from the Owner Trustee pursuant to Article VI of the Lease or the transfer by the Owner Trustee of any of the Plants (or any part thereof) to Viskase pursuant to Section 10.05 or
14.01 of the Lease, the after-acquired property clauses of the Collateral Documents shall thereupon, without further act or agreement of Viskase, Envirodyne or such other Subsidiary, act to grant the Collateral Agent a mortgage and lien on and security interest in such property.

         (e) This Section 2 shall be applicable before and after the filing of any petition by or against Envirodyne, Viskase or any Subsidiary Guarantor under Title 11 of the United States Code or any similar law of any jurisdiction.

         3. Subordination Agreements. The Collateral Agent agrees to execute and deliver to the Owner Trustee and the Owner Participant, on the date hereof:

         (a) subordination agreements, substantially in the form set forth in Exhibit A-1 hereto, in respect of the rights of the Collateral Agent under the Mortgages (as executed, such subordination agreements are collectively referred to as the "Subordination Agreements (Mortgages)");

         (b) a subordination agreement, substantially in the form set forth in Exhibit A-2 hereto, in respect of the rights of the Collateral Agent under the applicable Collateral Documents in the intellectual property covered by the License Agreement (as executed, such subordination agreement is referred to as the "Subordination Agreement (Intellectual Property)"); and

         (c) a subordination agreement, substantially in the form set forth in Exhibit A-3 hereto, in respect of the rights of the Collateral Agent under the applicable Collateral Documents with respect to the collateral covered by the Owner Trustee Security Agreement (as executed, such subordination agreements are collectively referred to as the "Subordination Agreements (Certain Payments)").

         4. Collateral Agent's Right to Cure Defaults under Lease Documents. The Owner Trustee and the Owner Participant each





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agree that the Collateral Agent shall have the right to cure certain Events of
Default as follows:

         (a) Each of the Owner Trustee and the Owner Participant agrees to notify the Collateral Agent in writing of the occurrence of any Event of Default as promptly as practicable after an Authorized Officer of the Owner Trustee or the Owner Participant has actual knowledge of such Event of Default; the date of receipt by the Collateral Agent of any such notification from the Owner Trustee or the Owner Participant shall herein be called the "Notification Date".

         (b) In the case of any default in payment of Basic Rent or Stipulated Loss Value, unless the Collateral Agent has, either (i) within the period of 14 months immediately preceding the Notification Date in respect of such Event of Default (unless within such previous 14 month period the cure by the Collateral Agent was made at a time when such Event of Default would not have occurred if the Rent Letter of Credit had not been reduced and the proceeds thereof had been used to pay the Basic Rent or Stipulated Loss Value, in which case such 14 month restriction shall be extended to 26 months), or
(ii) on three or more previous occasions, exercised its right to cure a default in payment of Basic Rent or Stipulated Loss Value under this Section 4(b) by making a payment of such Basic Rent or Stipulated Loss Value, as the case may be, to the Owner Trustee, the Collateral Agent, on behalf of any or all of the other Secured Parties, shall have the right to cure such Event of Default, and neither the Owner Trustee nor the Owner Participant will exercise any of its rights or remedies under any of the Lease Documents in respect of such Event of Default (including without limitation under the Guaranty) until at least 15 days after the Notification Date in respect of such Event of Default. At any time during such 15-day period, the Collateral Agent may give notice (a "Cure Notice") to the Owner Trustee and the Owner Participant that, based on the information then available to it, the Collateral Agent believes in good faith that there is a reasonable possibility that the Collateral Agent, on behalf of any or all of the Secured Parties, will cure such Event of Default within a period of 45 days following such Notification Date; provided, however, that, after giving any Cure Notice, until the earlier of the date, if any, when such Event of Default is cured and the expiration of such 45-day period, the Collateral Agent will use its reasonable efforts from time to time to determine whether such reasonable possibility still exists and, if the Collateral Agent determines that such reasonable possibility no longer exists, it will promptly so notify the Owner Trustee and the Owner Participant. If either the Owner Trustee or the Owner Participant receives such a Cure Notice from the Collateral Agent, it will not exercise any rights or remedies under any of the Lease Documents in respect of such Event of Default (including without limitation under the Guaranty) until the





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earlier of (x) the forty-fifth day following such Notification Date and (y) the date upon which the Collateral Agent provides the Owner Trustee and the Owner Participant with the notice referred to in the proviso to the next preceding sentence.

         (c) In the case of any Event of Default other than a default in payment of Basic Rent or Stipulated Loss Value, and other than an Event of Default under clause (f) or (g) of Article XVII of the Lease, unless the Collateral Agent has on six or more previous occasions exercised its right to cure such an Event of Default, the Collateral Agent, on behalf of any or all of the Secured Parties, shall have the right to cure such Event of Default, and neither the Owner Trustee nor the Owner Participant will exercise any of its rights or remedies under any of the Lease Documents in respect of such Event of Default (including without limitation under the Guaranty) until at least 15 days after the Notification Date in respect of such Event of Default. At any time during such 15-day period, the Collateral Agent may give a Cure Notice to the Owner Trustee and the Owner Participant to the effect that, based on the information then available to it, it believes in good faith that there is a reasonable possibility that the Collateral Agent, on behalf of any or all of the Secured Parties, will cure such Event of Default within a period of 45 days following such Notification Date; provided, however, that, after giving any Cure Notice, until the earlier of the date, if any, when such Event of Default is cured and the expiration of such 45-day period, the Collateral Agent will use its reasonable efforts from time to time to determine whether such reasonable possibility still exists and, if the Collateral Agent determines that such reasonable possibility no longer exists, it will promptly so notify the Owner Trustee and the Owner Participant. If either the Owner Trustee or the Owner Participant receives such a Cure Notice from the Collateral Agent, it will not exercise any rights or remedies under any of the Lease Documents in respect of such Event of Default (including without limitation under the Guaranty) until the earlier of (x) the forty-fifth day following such Notification Date and (y) the date upon which the Collateral Agent provides the Owner Trustee and the Owner Participant with the notice referred to in the proviso to the next preceding sentence.

         (d) In order for the Collateral Agent, on behalf of any or all of the Secured Parties, to cure any Event of Default arising from a failure by Viskase to pay money to the Owner Trustee or the Owner Participant, the Collateral Agent shall pay to the Owner Trustee or the Owner Participant, as the case may be, in immediately available funds at such Person's address set forth on the signature pages hereof, the amount of such defaulted payment together with interest thereon from the date on which such payment was due to the Owner Trustee or Owner Participant, as the case may be, until the date of payment by the Collateral Agent, at the Stipulated Rate.





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         (e)     Upon payment of the amounts specified in Section 4(d) above, in the case of any Event of Default arising from the failure to pay money to the Owner Trustee or the Owner Participant, or upon the curing of any other Event of Default, such Event of Default shall cease to exist and neither the Owner Trustee nor the Owner Participant shall have any rights under any of the Lease Documents in respect thereof.

         (f) No notice given pursuant to this Section 4 by the Collateral Agent that it believes in good faith that there is a reasonable possibility it or any of the Secured Parties will cure any Event of Default shall obligate the Collateral Agent or any of the Secured Parties to cure such Event of Default, and neither the Collateral Agent nor any of the Secured Parties shall be liable to the Owner Trustee or the Owner Participant for any failure to cure such Event of Default unless the Collateral Agent acted in bad faith in giving any such notice. Nothing in this Agreement shall impose upon the Collateral Agent or any of the Secured Parties any obligation to ensure the performance by any Person of any of the Lease Documents or to cure any Event of Default under any of the Lease Documents.

         (g) Nothing in this Section 4 shall prohibit the Owner Trustee from making a drawing under the Cure Rights Letter of Credit or the Rent Letter of Credit in accordance with the terms thereof.

         5. Use of Facilities to Complete Work in Process. If at any time the Owner Trustee or Owner Participant has obtained possession and control of any Plant pursuant to Article XVIII or any other provision of the Lease, it will give prompt notice of such occurrence to the Collateral Agent, and, to the extent permitted by applicable law, upon request by the Collateral Agent on behalf of some or all of the Secured Parties at any time when the Owner Trustee or the Owner Participant, or any other Person on its or their behalf, is operating such Plant, the Owner Trustee or the Owner Participant, as the case may be, shall utilize such Plant, or cause such Plant to be utilized, to finish work on any of the Collateral Agent's Collateral which is located in the same Facility as such Plant and which constitutes work in process. Neither the Owner Trustee nor the Owner Participant shall be required to use any Plant to perform any work on any part of the Collateral Agent's Collateral which constitutes raw materials, but neither the Owner Trustee nor the Owner Participant shall, without the Collateral Agent's consent, use any Collateral Agent's Collateral for any purpose, except to process work in process. The Collateral Agent shall compensate the Owner Trustee and Owner Participant for all the Owner Trustee's and Owner Participant's reasonable direct and incremental costs related to use of any Plant on behalf of the Collateral Agent, as instructed in writing by the Collateral Agent, including but not limited to incremental wage,





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maintenance, utility, insurance and overhead expenses directly incident to such use.

         6. Collateral Agent's Right to Remove Collateral Agent's Collateral from Facilities. If at any time the Owner Trustee or Owner Participant has obtained possession and control of any Plant pursuant to
Article XVIII or any other provision of the Lease, the Owner Trustee and Owner Participant shall, upon reasonable notice from the Collateral Agent, permit the Collateral Agent to enter upon the Facility where such Plant is located, in accordance with applicable law, solely for purposes of removing the Collateral Agent's Collateral. The Collateral Agent shall compensate the Owner Trustee and the Owner Participant for any damage to such Plant caused by such removal, and shall pay the Owner Trustee and the Owner Participant for the Owner Trustee's and Owner Participant's reasonable direct and incremental costs related to the provision and supervision of such access to such Plant.

         7. Insurance. Viskase has agreed to insure the Owner Trustee's interest in the Plants pursuant to the Lease, and Envirodyne and Viskase have agreed to insure the Collateral Agent's and the Secured Parties' interest in the Collateral Agent's Collateral pursuant to the Collateral Documents. To the extent that the insurance which Viskase is obligated to carry is carried under a blanket policy which insures both the Plants and the Collateral Agent's Collateral, the parties hereto agree that (i) the insurance proceeds of any loss solely involving the Collateral Agent's Collateral shall be paid directly to the Collateral Agent to the extent required to be so paid at such time pursuant to the Collateral Documents, (ii) the insurance proceeds of any loss solely involving any Plant shall be paid directly to the Owner Trustee and
(iii) the insurance proceeds of any loss involving both Collateral Agent's Collateral and any Plant (a "Combined Loss") shall be paid to a mutually acceptable third party to be invested in Permitted Investments for payment to the Collateral Agent, on the one hand, and the Owner Trustee and Owner Participant on the other, pro rata according to the respective proportions which the losses to the Collateral Agent's Collateral and the Plant bear to the total of such losses, with interest earned on such invested proceeds to be allocated in the same manner as principal. The amount of such relative losses shall be determined as the Collateral Agent and the Owner Participant shall mutually agree, or, if they do not so agree, shall be determined according to the Appraisal Procedure, except that all actions which are provided in the definition of Appraisal Procedure to be taken by the Lessee shall, for purposes of this Section, be taken by the Collateral Agent. If either the Collateral Agent or the Owner Trustee or the Owner Participant pays any insurance premiums on behalf of Envirodyne or Viskase in respect of any period of time, and a Combined Loss occurs during such period under a policy for which such premiums were paid by





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any of such parties, the party that paid such insurance premiums shall be reimbursed for the payment of such premiums from the insurance proceeds prior to the distribution of the balance of such proceeds pursuant to the provisions of this Section 7.

         8. Notice of Termination of Guaranty. The Owner Trustee and Owner Participant hereby agree for the benefit of the Collateral Agent and the other Secured Parties that they will, upon termination of the Guaranty with respect to any Subsidiary Guarantor, or upon release of such Subsidiary Guarantor from its obligations under the Guaranty, execute and deliver such notices and releases as the Collateral Agent may reasonably request in order to confirm such release and termination.

         9. Notices and Acknowledgements of Assignments. (a) Viskase and Envirodyne hereby notify the Owner Participant and the Owner Trustee that Viskase has mortgaged, assigned, transferred and conveyed to the Collateral Agent, and granted to the Collateral Agent a security interest in, all of Viskase's right, title and interest in, to and under each of the Lease Documents, including, without limitation, the Lease, the Ground Lease, the Ground Sublease and the License Agreement (subject, in the case of the Ground Lease and the License Agreement, to the extent provided in the subordination agreement referred to in Section 3(c) hereof, to the rights of the Owner Trustee under the Owner Trustee Security Agreement), pursuant to the Collateral Documents.

         The Owner Trustee and the Owner Participant hereby acknowledge receipt of notice of such assignments, security interests, mortgages, transfers and conveyances, and of copies of the Collateral Documents, and hereby confirm to Envirodyne, Viskase and the Collateral Agent that they consent to such assignments, security interests, mortgages, transfers and conveyances subject, to the extent provided in the aforesaid subordination agreement, to the rights of the Owner Trustee under the Owner Trustee Security Agreement (it being understood that the Collateral Agent may not transfer the interest of Viskase as lessee under the Lease, upon the enforcement of any such assignment, security interest, mortgage, transfer or conveyance, without the consent of the Owner Trustee, which consent shall not be unreasonably withheld). Notwithstanding the foregoing, the Owner Participant and the Owner Trustee agree that neither the Collateral Agent nor any of the other Secured Parties shall in any way be responsible solely by reason of such assignments, security interest, mortgages, transfer and conveyance for the performance of any of the obligations of Envirodyne, Viskase, any Subsidiary Guarantor or any other party to any of the Lease Documents.

         (b) Viskase and Envirodyne hereby notify the Collateral Agent that Viskase has granted to the Owner Trustee a security





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interest in, all of Viskase's right, title and interest in, to and under each of the Ground Lease and the License Agreement (subject, except to the extent provided in the subordination agreement referred to in Section 3(c) hereof, to the rights of the Collateral Agent, for the benefit of the Collateral Agent and the other Secured Parties, under the applicable Collateral Documents) pursuant to the Owner Trustee Security Agreement.

         The Collateral Agent, on its own behalf and on behalf of the other Secured Parties, hereby acknowledges receipt of notice of such pledge, assignment and security interest, and of a copy of the Owner Trustee Security Agreement, and hereby confirms to Envirodyne, Viskase, the Owner Participant and the Owner Trustee that the Collateral Agent and the other Secured Parties consent to such pledge, assignment and security interest, subject, except to the extent provided in the aforesaid subordination agreement, to the security interests of the Collateral Agent as referred to above.

         10. Payment of Rents, License Fees, etc. The Owner Participant and the Owner Trustee hereby acknowledge that all rents, license fees and other amounts payable to Viskase in respect of the Ground Lease and the License Agreement have been assigned as security to the Collateral Agent (subject, to the extent provided in the subordination agreement referred to in Section 3(c) hereof, to the rights of the Owner Trustee under the Owner Trustee Security Agreement) pursuant to the applicable Collateral Documents. The Owner Trustee and the Owner Participant agree that, until they have received notice from the Collateral Agent that all obligations of Envirodyne and Viskase under the Financing Agreements and the other Loan Documents have been paid and satisfied in full, all commitments to extend credit or other financial accommodations thereunder shall have terminated and such assignment has been terminated, they will upon the request of the Collateral Agent, make all payments of rents, license fees and other amounts which are payable to Viskase under the Ground Lease and the License Agreement directly to the Collateral Agent, without setoff or counterclaim or other deduction of any kind, except for those rights of setoff, counterclaim and deduction which are expressly provided in the Owner Trustee Security Agreement, the Ground Lease or the License Agreement, in each case as in effect on the date hereof or as otherwise consented to in writing by the Collateral Agent, as the case may be, with respect to such rents or such license fees. The Collateral Agent agrees that, when it has been notified in writing by all of the Secured Parties that all obligations of Envirodyne and Viskase under the Financing Agreements and the Loan Documents have been paid and satisfied in full, all commitments to extend credit or other financial accommodations thereunder shall have terminated and the aforesaid assignment has been terminated, it will so notify the owner Participant and the Owner Trustee.





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         11.     Restriction on Modification of Certain Provisions of Lease
Documents. Each of the Owner Trustee and the Owner Participant hereby agrees that it will not, without the prior written consent of the Collateral Agent, make any amendment in violation of Paragraph 3(a) of the Subordination Agreements (Mortgages), Paragraph 3 of the Subordination Agreement (Intellectual Property) or Section 3.02 of the Subordination Agreements (Certain Payments) or agree to any amendment or modification of any provision of the Guaranty.

         12. Notice of Enforcement by Collateral Agent. If at any time the Collateral Agent shall commence the exercise of remedies under the Collateral Documents as a result of an "Event of Default", as such term is defined in the Collateral Agent's Intercreditor Agreement, the Collateral Agent shall promptly so notify the Owner Trustee and the Owner Participant.

         13. Representations and Warranties. (a) Envirodyne and Viskase hereby represent and warrant that all filings, recordations or other actions necessary or advisable (i) in connection with the execution, delivery and performance of the Subordination Agreements (Mortgages) and the Subordination Agreements (Certain Payments) (collectively, the "Subordination Agreements") or
(ii) in order to further effectuate and give notice to third parties of the subordinations provided for thereunder, have been made or taken in each of the States of Indiana, Illinois, Arkansas and Tennessee and each of such filings, recordations and other actions is in full force and effect.

         (b) Each of the parties hereto hereby represent and warrant that this Agreement and each of the Subordination Agreements have been duly authorized, executed and delivered and they are the legal, valid and binding obligation of each of them, enforceable against them in accordance with their terms.

         14. Conditions to Effectiveness. The provisions of the Subordination Agreements and this Agreement (together with the Subordination Agreements, the "Intercreditor Documents") shall become effective upon the satisfaction of the following conditions:

         (a) the closings under the Financing Agreements shall have occurred and Envirodyne shall have provided the Owner Participant with written notice of such occurrence;

         (b) each of the Owner Participant and the Owner Trustee shall have received counterparts of the Intercreditor Documents duly executed or acknowledged, as the case may be, by each of the parties thereto;





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         (c)     each of the Liens granted by Envirodyne or Viskase (other than any of such liens in favor of the Owner Participant or the Owner Trustee) pursuant to mortgages, assignments, security agreements, pledge agreements, financing statements or other agreements or instruments (each of such agreements or instruments being referred to collectively as the "Old Bank Security Documents") referred to in, or contemplated by (i) the GECC Intercreditor Agreement, dated as of December 31, 1993, among Citicorp North America, Inc., Continental Bank N.A., General Electric Capital Corporation, Shawmut Bank Connecticut, National Association, Envirodyne and Viskase (the "1993 Intercreditor Agreement"), (ii) the Subordination Agreement (Certain Payments), the Subordination Agreement (Intellectual Property) and the Subordination Agreement (Mortgages), each dated as of December 31, 1993 (the "1993 Subordination Agreements") and (iii) the Credit Agreement, dated December 31, 1993, among Envirodyne, certain of its subsidiaries, Continental Bank N.A., Citibank International PLC, Citibank North America, Inc. and certain lenders party thereto (the "1993 Credit Agreement" and, together with the 1993 Intercreditor Agreement and the 1993 Subordination Agreements, the "1993 Intercreditor Documents") shall have been fully discharged, the Old Bank Security Documents shall have been terminated and the Owner Participant shall have received evidence of the foregoing satisfactory to it;

         (d) the 1993 Credit Agreement and the commitment to extend credit thereunder shall have been terminated and no longer be in effect and the Owner Participant shall have received evidence of the foregoing satisfactory to it;

         (e) all filings, recordations or other actions necessary or advisable in connection with the execution, delivery and performance of the Subordination Agreements shall have been made, taken and shall be in full force and effect in each of the States of Indiana, Illinois, Arkansas and Tennessee and the Owner Participant shall have received evidence of the foregoing satisfactory to it;

         (f) the Owner Participant shall have received copies of the Financing Agreements and the Collateral Documents duly executed by the parties thereto and each other document related thereto as may be requested by it; and

         (g) the Owner Participant and the Owner Trustee shall have received a legal opinion in form and substance satisfactory to them relating to the condition specified in clause (e) above from each of the local counsel to Viskase and Envirodyne in the States of Arkansas, Indiana, Tennessee and Illinois.

         15. No Implied Waivers, etc. Except as expressly provided herein, nothing in this Agreement shall be deemed to constitute a waiver of or shall otherwise affect any of the interests, rights





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or remedies which either the Collateral Agent or the Secured Parties, on the one hand, or the Owner Trustee and the Owner Participant, on the other hand, may have under the respective Financing Agreements, Collateral Documents or Lease Documents or under applicable law.

         16. Amendments. This Agreement cannot be amended or modified without the written consent of the Collateral Agent, the Owner Trustee and the Owner Participant.

         17. Benefit of Agreement. This Agreement is intended solely for the benefit of the Collateral Agent, the Secured Parties, the Owner Trustee and the Owner Participant and their respective successors and permitted assigns and no other Person (including, without limitation, Envirodyne, Viskase and their respective Subsidiaries) shall have any right, power, benefit, privilege, priority or interest under or through this Agreement.

         18. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction the substantive laws of which are held to be applicable hereto shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any such jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         19. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which together shall constitute a single agreement.

         20. Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York.

         21. Undertaking of Owner Participant. The Owner Participant shall use its best efforts to cause the Owner Trustee and any successor to the Owner Trustee to comply with the obligations of the Owner Trustee hereunder.

         22. Notices. All notices and other communications provided to any party hereto under this Agreement shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth on the signature pages hereof or at such other address or facsimile number as may be designated by such party from time to time in a notice complying as to delivery with the terms of this section to the other parties. Any notice, if mailed or sent by courier or hand delivery, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when such notice is transmitted and receipt is confirmed by telephone or electronic means.

         23. Headings. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

         24. Successors and Assigns. (a) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, the Secured Parties, and their respective successors and assigns. The Owner Trustee and the Owner Participant will cause any of their respective successors and assigns, replacements or any other party that succeeds to or substitutes for or otherwise acquires either the Owner Trustee's or the Owner Participant's respective rights and interest in the Plants or under any of the Lease Documents, or in any significant portion thereof, to enter into an intercreditor agreement with the other parties hereto substantially in the form of this Agreement. The Collateral Agent, Envirodyne and Viskase each agree that they will, on request of any party hereto, enter into such an intercreditor agreement.

         (b) The Owner Trustee and the Owner Participant agree to notify the Collateral Agent of the identities of any of their successors, assigns, replacements, transferees or substitutes with respect to any of their rights in any of the Facilities or under any of the Lease Documents, identifying in reasonable detail the nature of the rights and obligations of any of such Persons, as promptly as practicable after such Persons acquire such rights or obligations. The Collateral Agent agrees to notify the Owner Trustee (i) if it ceases to be the Collateral Agent under the Collateral Agent's Intercreditor Agreement and (ii) of the identity of its successor agent under the Collateral Agent's Intercreditor Agreement promptly upon learning of the appointment of such successor.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first written above.

                                       BT COMMERCIAL CORPORATION, not in its
                                           individual capacity but solely as
                                           Collateral Agent under the
                                           Collateral Agent's Intercreditor
                                           Agreement referred to herein


Address:
233 South Wacker Drive                 By:  _________________________________
Suite 8400                             Name Printed: Wayne Hillock
Chicago, Illinois  60606               Title:  Senior Vice President
Attn:  Credit Department
Facsimile No. 312/993-8096


                                       GENERAL ELECTRIC CAPITAL
                                           CORPORATION, as Owner Participant

Address:
1600 Summer Street                     By: ___________________________________
Stamford, Connecticut 06927            Name Printed:__________________________
Facsimile No.:                         Title:_________________________________
Attention:


                                       SHAWMUT BANK CONNECTICUT, NATIONAL
                                           ASSOCIATION, not in its individual
                                           capacity but solely as Owner Trustee
                                           under the Trust Agreement referred to
                                           herein


Address:
777 Main Street                        By: ___________________________________
Hartford, Connecticut 06115            Name Printed:__________________________
Facsimile No.:  203/240-7920           Title:_________________________________
Attention:  Corporate Trust
                Administration

Acknowledged and Agreed:

ENVIRODYNE INDUSTRIES, INC.


By: _____________________________________________
Name Printed:______________________________
Title:_____________________________________

Address:
701 Harger Road
Suite 190
Oak Brook, Illinois 60521
Facsimile No.:  (708) 571-0959
Attention:  Mr. Gordon Donovan

VISKASE CORPORATION


By: _____________________________________________
Name Printed:______________________________
Title:_____________________________________

Address:
6855 West 65th Street
Chicago, Illinois 60638
Facsimile No.:
Attention:

                                                                      SCHEDULE I
                                                                              TO
                                                                   INTERCREDITOR
                                                                       AGREEMENT

                            DEFINITIONAL SUPPLEMENT
                           TO INTERCREDITOR AGREEMENT

         This is Schedule I to the Intercreditor Agreement dated as of June 20, 1995 among BT Commercial Corporation, as Collateral Agent under the Collateral Agent's Intercreditor Agreement referred to therein, General Electric Capital Corporation, as Owner Participant under the Lease Documents referred to therein, Shawmut Bank, Connecticut National Association (formerly, The Connecticut National Bank), as Owner Trustee under the Trust Agreement referred to herein, Envirodyne Industries, Inc. and Viskase Corporation (as amended, supplemented or otherwise modified from time to time, the "Intercreditor Agreement").

         As used in the Intercreditor Agreement (including this Schedule I):

         1. The following capitalized terms shall have the meanings assigned to such terms in the Preamble, the Recitals or the respective Sections of the Intercreditor Agreement indicated below:

         "Agreement" - Preamble

         "Collateral Agent" - Preamble

         "Combined Loss" - Section 7

         "Cure Notice" - Section 4(b)

         "Envirodyne" - Preamble

         "Notification Date" - Section 4(a)

         "Owner Participant" - Preamble

         "Owner Trustee" - Preamble

         "Subordination Agreement (Intellectual Property)" - Section 3(b)

         "Subordination Agreement (Certain Payments)" - Section 3(c)

         "Subordination Agreements (Mortgages)" - Section 3(a)

         "Viskase" - Preamble

         "Viskase Sales" - Recital B

         2. The following capitalized terms shall have the meanings assigned to such terms in Appendix A to the Participation Agreement dated as of December 18, 1990 among Viskase, Envirodyne, the Owner Participant and the Owner Trustee, as in effect on the date of the Intercreditor Agreement:

         "Appraisal Procedure"

         "Authorized Officer"

         "Basic Rent"

         "Bills of Sale"

         "Cure Rights Letter of Credit"

         "Event of Default"

         "Facilities"

         "Ground Lease"

         "Ground Sublease"

         "Guaranty"

         "Lease"

         "License Agreement"

         "Lien"

         "Maximum Capacity"

         "Participation Agreement"

         "Permitted Investments"

         "Plants"

         "Rent"

         "Rent Letter of Credit"

         "Stipulated Loss Value"

         "Stipulated Rate"

         "Subsidiary Guarantors"

         "Trust Agreement"

         3. The following capitalized terms shall have the meanings assigned to such terms in the Collateral Agent's Intercreditor Agreement:

         "Financing Agreements"

         "Person"

         "Secured Parties"

         "Subsidiary"

         4. The following capitalized terms shall have the meanings set forth below:

         "Collateral Agent's Collateral" shall mean all the "Collateral", as such term is defined in the Collateral Agent's Intercreditor Agreement, excluding, however, any and all Sale-Leaseback Property, other than Sale-Leaseback Property which becomes subject to a mortgage, lien and security interest in favor of the Collateral Agent as described in Section 2(d) of the Intercreditor Agreement.

         "Collateral Documents" shall mean the Mortgages, the Intellectual Property Security Agreements and the Security Agreements in each case as such terms are defined in the Subordination Agreements (Mortgages), Subordination Agreements (Intellectual Property) and Subordination Agreements (Certain Payments).

         "Intercompany Security Agreement" shall mean the Intercompany Security Agreement, Financing Statement and Assignment of Patents, Trademarks and Copyrights dated as of June 1, 1989 between Viskase and certain other direct and indirect Subsidiaries of Envirodyne, as debtors, and Envirodyne, as secured party, as collaterally assigned by Envirodyne to the Collateral Agent pursuant to the Collateral Documents.

         "Lease Documents" shall mean the "Basic Documents", as such term is defined in Appendix A to the Participation Agreement.

         "Owner Trustee Security Agreement" shall mean the Assignment of Leases and Rents, Security Agreement and Financing Statement dated as of December 18, 1990 between Viskase and the Owner Trustee, as in effect on the date of the Intercreditor Agreement.

         "Sale-Leaseback Property" shall mean the property listed on Exhibit A to the Lease, as well as Parts and Alterations (as such terms are defined in Appendix A to the Participation Agreement).

                                                                  EXHIBIT A-1 to
                                                              GECC Intercreditor
                                                                       Agreement

                      SUBORDINATION AGREEMENT (MORTGAGES)

        This SUBORDINATION AGREEMENT (this "Agreement") is entered into as of June 20, 1995 among BT Commercial Corporation, not in its individual capacity but solely as Collateral Agent under the Collateral Agent's Intercreditor Agreement described below (in such capacity together with its successors and assigns, the "Collateral Agent"), ENVIRODYNE INDUSTRIES, INC., a Delaware corporation (together with its successors and assigns, the "Company"), SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION (formerly The Connecticut National
Bank), not in its individual capacity but solely as Owner Trustee under that certain Trust Agreement, dated as of December 18, 1990, between said association and General Electric Capital Corporation (herein such Owner Trustee, together with any institution which shall act as successor Owner Trustee from time to time under said Trust Agreement, is sometimes called the "Ground Lessee").

                                   RECITALS:

         A. Viskase Corporation (herein together with its successors and assigns, the "Owner") and the Ground Lessee entered into a certain Ground Lease (herein called the "Ground Lease"), dated December 18, 1990, whereby the Owner leased to the Ground Lessee the land described therein (herein called the "Land") together with all buildings, parking structures, utility sheds, workrooms, air conditioning towers, open parking areas, and other structures and improvements situated on the Land, except for any equipment owned by the Ground Lessee (herein collectively called the "Buildings"; the Buildings and the Land are collectively called the "Site").

         B. Envirodyne has and may hereunder enter into certain Financing Agreements (such term, and the other defined terms used in these Recitals without definition, having the meanings assigned to such terms in Schedule I hereto) under which loans, letters of credit and other financial accommodations are being and may hereafter be made to or for the account of Envirodyne.

         C. Certain of the subsidiaries of Envirodyne, including Viskase (collectively with Envirodyne, the "Borrowers"), have guaranteed the obligations of Envirodyne under the Financing Agreements.

         D. Pursuant to the Financing Agreements, the Borrowers have executed and delivered the Collateral Documents under which the Borrowers have granted to the Collateral Agent, on behalf and for the benefit of the Secured Parties under and as defined in that certain Intercreditor and Collateral Agency Agreement, dated as of June 20, 1995 (the "Collateral Agent's Intercreditor

Agreement"), liens and security interests to secure their obligations under the Financing Agreements, the Collateral Documents and the guaranties thereof.

         E. Pursuant to the Financing Agreements, the Owner has executed and delivered to the Collateral Agent a certain Leasehold Mortgage, Security Agreement and Assignment of Leases and Rents and (ii) a certain Mortgage, Security Agreement and Assignment of Leases and Rents, each dated as of the date hereof (collectively, as the same may be amended, modified, restated, supplemented or extended from time to time, called the "Mortgages" and each a "Mortgage").

         NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Collateral Agent, the Company and the Ground Lessee hereby agree as follows:

         1. The Collateral Agent and the Company hereby agree with the Ground Lessee that each Mortgage is, and shall be, subordinate and junior to the Ground Lease; provided, however, that with respect to the occurrence of any event described in Section 7 of the Intercreditor Agreement, dated as of the date hereof, among the Collateral Agent, the Company, the Ground Lessee and General Electric Capital Corporation, the provisions of such Section 7 shall prevail over any contrary provisions in the Mortgages or the Ground Lease. The Collateral Agent and the Company hereby further agree with the Ground Lessee that, without in any way limiting the generality of the foregoing, in the event any New Landlord (defined hereinafter) shall commence any proceedings to foreclose the Mortgages for any reason whatsoever or shall succeed to all or part of the right, title, and interest of the Owner by foreclosure or otherwise by, through, under, or in connection with the Mortgages, then, if and so long as, no "default" has occurred and is continuing under the Ground Lease, the Ground Lessee's use and possession of the Site, and its other rights and privileges under the Ground Lease, shall not be disturbed directly or indirectly by such New Landlord by such foreclosure under such Mortgages or by any such attempt to foreclose or to succeed to the interests of the Owner by foreclosure or otherwise by, through, under, or in connection with the Mortgages.

         2. The Ground Lessee agrees that to the extent that the Collateral Agent or any purchaser at a foreclosure sale under the Mortgages or any transferee who acquires all or any part of the Owner's or the Collateral Agent's right, title and interest in and to the Site by deed in lieu of foreclosure or otherwise, and the successors and assigns of such purchaser or transferee (the Collateral Agent, and each such other transferee or purchaser is herein called a "New Landlord") succeeds to all or any part of the interest of the Owner in the Site, the Ground Lessee will attorn to and recognize such New Landlord as its landlord for the unexpired balance of the term of the Ground Lease.

         3. The Ground Lessee will not (a) amend or otherwise modify Sections 3.01 or 3.02 or Article X or the definitions of any of the following terms: "Site Fair Market Rental Value"; "Appraisal Procedure"; and "Plant Consolidated Operating Income", of the Ground Lease, in each case, without the prior written consent of the Collateral Agent or (b) assign the Ground Lease or sublet all or any part of the Site other than in accordance with the Ground Lease or the Ground Sublease referred to therein.

         4. To the extent that any New Landlord (other than the Company) shall succeed to the right, title or interest of the Owner under the Ground Lease, the Ground Lessee agrees as follows:

         (a) Neither the Collateral Agent nor any such New Landlord shall be, except (in the case of clauses (i) and (ii)) as expressly provided in the Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of December 18, 1990, between the Owner and the Ground Lessee or in
Section 3.02 of the Ground Lease, in each case as in effect on the date hereof or as consented to in writing by the Collateral Agent: (i) subject to any credits, offsets, defenses, claims or counterclaims which the Ground Lessee might have against any prior landlord (including the Owner), (ii) bound by any rent or additional rent which the Ground Lessee shall have paid more than fourteen months in advance to any prior landlord (including the Owner), or
(iii) personally bound by any covenant to undertake or complete any improvement to the Site;

         (b) Neither the Collateral Agent nor such New Landlord shall be personally liable for any act or omission of any prior landlord (including the Owner); and

         (c) Neither the Collateral Agent nor any other New Landlord shall have any personal liability, directly or indirectly, under or in connection with the Ground Lease or this Agreement or any amendment or amendments to either thereof made at any time or times, heretofore or hereafter, except for its own breach of any express provision of this Agreement, and the Ground Lessee hereby forever and irrevocably waives and release any and all such personal liability. In addition, neither the Collateral Agent nor any such New Landlord shall have at any time or times hereafter any personal liability, directly or indirectly, under or in connection with or secured by any agreement, lease, instrument, encumbrance, claim or right affecting or relating to the Site or the Collateral (as defined in the Mortgages) or to which the Site or the Collateral is now or hereafter subject. The limitation of liability provided in this paragraph is in addition to, and not in limitation of, any limitation on liability applicable to the Collateral Agent or such New Landlord provided by law or by any other contract, agreement or instrument.

         5. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement shall be binding upon each and every New Landlord which acquires an interest in the Site by, through, or under the Mortgages.

         6. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute both one and the same instrument. This Agreement shall become effective as of the date first above written when and if counterparts hereof shall have been executed by all of the parties hereto.

         7. If any provision of this Agreement is void or unenforceable in any jurisdiction, such voidness or unenforceability shall not affect the enforceability of (a) such provision in any other jurisdiction or (b) any other provision of this Agreement in any jurisdiction.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this document as of the date first above written.

[Corporate Seal]                                BT COMMERCIAL CORPORATION,
                                                  not in its individual
                                                  capacity but solely as
                                                  Collateral Agent under the
                                                  the Collateral Agent's
                                                  Intercreditor Agreement
                                                  referred to herein

ATTEST:



By: _______________________________             By:  __________________________
    Name: _________________________                  Name:  Wayne Hillock
    Title:_________________________                  Title: Senior Vice
                                                            President


[Corporate Seal]                                ENVIRODYNE INDUSTRIES, INC.

ATTEST:


By: _______________________________             By: ___________________________
    Name:__________________________                 Name:______________________
    Title:_________________________                 Title:_____________________



[Corporate Seal]                                SHAWMUT BANK CONNECTICUT,
                                                  NATIONAL ASSOCIATION, not
ATTEST:                                           in its individual capacity
                                                  but solely as Owner Trustee
                                                  as aforesaid

By: _______________________________             By: ___________________________
    Name:__________________________                 Name:______________________
    Title:_________________________                 Title:_____________________



This instrument was prepared
by and upon recordation should
be returned to:

STATE OF ________________)
                         )       SS.:
COUNTY OF _______________)

         I, the undersigned, a notary public in and for said County, in the state aforesaid, DO HEREBY CERTIFY THAT _________________, personally known to me to be the ___________________________ of ENVIRODYNE INDUSTRIES, INC., a Delaware corporation and ________________________, personally known to me to be the ___________ Secretary of said corporation, and personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that as such _____________ and ___________ Secretary, they signed and delivered the said instrument as ____________________ and ________________Secretary of said corporation, and caused the seal of said corporation to be affixed thereto, as their free and voluntary act, and as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

         GIVEN under my hand and notarial seal this ____ day of June, 1995.



___________________________________________
         Notary Public

My commission expires:

___________________________________________
(SEAL)

STATE OF ILLINOIS         )
                          )        SS.:
COUNTY OF COOK            )

         I, the undersigned, a notary public in and for said County, in the state aforesaid, DO HEREBY CERTIFY THAT __________________ personally known to me to be a _______________ of BT COMMERCIAL CORPORATION and __________________, personally known to me to be a _______________ of said corporation, and personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that as such __________________ and ___________, they signed and delivered the said instrument as ___________ and ______________ of said corporation, and caused the seal of said bank to be affixed thereto, as their free and voluntary act, and as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

         GIVEN under my hand and notarial seal this ____ day of June, 1995.



___________________________________________
         Notary Public

My commission expires:

___________________________________________
(SEAL)

STATE OF                          )
                                  )        SS .:
COUNTY OF                         )

         I, the undersigned, a notary public in and for said County, in the state aforesaid, DO HEREBY CERTIFY THAT _________________, personally known to me to be the _____________ of SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, a national banking association, and _____________, personally known to me to be the ____________ of said association and personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that as such ___________________ and ____________________, they signed and delivered the said instrument as __________________ and _______________ of said association, and caused the seal of said association to be affixed thereto, as their free and voluntary act, and as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

         GIVEN under my hand and notarial seal this ___ day of June, 1995.



___________________________________________
         Notary Public

My commission expires:

___________________________________________
(SEAL)

                                                                  EXHIBIT A-2 to
                                                              GECC Intercreditor
                                                                       Agreement

                SUBORDINATION AGREEMENT (INTELLECTUAL PROPERTY)

        This SUBORDINATION AGREEMENT (this " Agreement") is entered into as of June 20, 1995 among BT COMMERCIAL CORPORATION, not in its individual capacity but solely as Collateral Agent under the Collateral Agent's Intercreditor Agreement described below (in such capacity, together with its successors and assigns, the "Collateral Agent"), ENVIRODYNE INDUSTRIES, INC., a Delaware corporation (together with its successors and assigns, the "Company"), SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION (formerly known as The Connecticut National Bank), not in its individual capacity but solely as Owner Trustee under that certain Trust Agreement, dated as of December 18, 1990, between said association and General Electric Capital Corporation (herein such Owner Trustee, together with any institution which shall act as successor Owner Trustee from time to time under said Trust Agreement, is sometimes called the "Licensee"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (herein, together with its successors and assigns, sometimes called the "Owner Participant").

                                   RECITALS:

         A. Viskase Corporation (herein, together with its successors and assigns, called the "Grantor") and the Licensee have entered into a certain License Agreement, dated December 18, 1990 (herein called the "License Agreement"), whereby the Grantor granted to the Licensee a non-exclusive license with respect to certain patents, trademarks and other intellectual property described in the License Agreement (the "Intellectual Property").

         B. Envirodyne has and may hereunder enter into certain Financing Agreements (such term, and the other defined terms used in these Recitals without definition, having the meanings assigned to such terms in Schedule I hereto) under which loans, letters of credit and other financial accommodations are being and may hereafter be made to or for the account of Envirodyne.

         C. Certain of the subsidiaries of Envirodyne, including Viskase (collectively with Envirodyne, the "Borrowers"), have guaranteed the obligations of Envirodyne under the Financing Agreements.

         D. Pursuant to the Financing Agreements, the Borrowers have executed and delivered the Collateral Documents under which the Borrowers have granted to the Collateral Agent, which is acting as the Collateral Agent for the Secured Parties pursuant to the Intercreditor and Collateral Agency Agreement, dated as of June 20, 1995 (the "Collateral Agent's Intercreditor Agreement"), liens and security interests to secure their obligations under the Financing Agreements, the Collateral Documents and the guaranties thereof.

         E. Pursuant to the Financing Agreements, the Grantor has executed and delivered to the Collateral Agent, a certain Intellectual Property Security Agreement, dated as of the date hereof (herein, as the same may be amended, modified, restated, supplemented or extended from time to time, collectively called the "Intellectual Property Security Agreement").

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Collateral Agent, the Company, the Licensee and the Owner Participant hereby agree as follows:

         1. The Collateral Agent and the Company hereby agree with the Licensee and the Owner Participant that the Intellectual Property Security Agreement is, and shall be, subordinate and junior to the License Agreement. The Collateral Agent and the Company hereby further agree with the Licensee and the Owner Participant, without in any way limiting the generality of the foregoing, that: (a) in the event the Collateral Agent succeeds to all or any part of the right, title and interest of the Grantor in the Intellectual Property (upon enforcement of the security interest granted in favor of the Collateral Agent under the Intellectual Property Security Agreements or otherwise) then, if and for so long as no event which would entitle the Grantor to terminate the License Agreement pursuant to the first sentence of Section
9.1 thereof (hereinafter called a "Default") has occurred and is continuing, the rights and privileges of the Licensee and the Owner Participant under the License Agreement (including without limitation, use of the Intellectual Property) shall not be disturbed directly or indirectly by the Collateral Agent or by any attempt to succeed to such right, title or interest of the Grantor or otherwise; and (b) in the event all or any part of the right, title, and interest of the Grantor in the Intellectual Property is transferred by the Collateral Agent to any person or entity, by sale or other disposition under the Intellectual Property Security Agreement or otherwise, (i) if and so long as no Default has occurred and is continuing, the rights and privileges of the Licensee or the Owner Participant under the License Agreement (including, without limitation, use of the Intellectual Property) shall not be disturbed directly or indirectly by the Collateral Agent or by any attempt to transfer such right, title or interest of the Grantor or otherwise and (ii) as a condition to the effectiveness of such transfer, the transferee shall agree for the benefit of the Licensee that, if and for so long as no Default has occurred and is continuing, such transferee shall not disturb directly or indirectly the rights and privileges of the Licensee or the Owner Participant under the License Agreement (including, without limitation, use of the Intellectual Property).

         2. The Licensee, for itself and its successors and assigns, agrees that to the extent that the Collateral Agent, any transferee at a sale or disposition pursuant to the Intellectual Property Security Agreement or otherwise, or any subsequent transferee thereof (such Collateral Agent or transferee, its successors and assigns, being herein called a "New Licensor") shall succeed to the right, title, and interest of the Grantor under the License Agreement, the Licensee will attorn to and recognize such New Licensor as its licensor for the unexpired balance of the term of the License Agreement.

         3. The Licensee will not, without the prior written consent of the Collateral Agent, enter into any amendment of or otherwise modify any provision of Section 4.1 or 5.2 of the License Agreement.

         4. To the extent that the Collateral Agent or any other New Licensor shall succeed to the right, title or interest of the Grantor under the License Agreement, each of the Licensee and the Owner Participant agrees as follows:

         (a) The Collateral Agent or such other New Licensor shall not be, except in the case of clauses (i) and (ii) as expressly provided in the Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of December 18, 1990, between the Grantor and the Licensee or in
Section 5.2 of the License Agreement, in each case as in effect on the date hereof or as otherwise consented to in writing by the Collateral Agent: (i) subject to any credits, offsets, defenses, claims or counterclaims which the Licensee and/or Owner Participant might have against any prior licensor (including the Grantor), (ii) bound by any royalties or additional royalties which the Licensee and/or the Owner Participant shall have paid more than one month in advance to any prior licensor (including the Grantor), or (iii) personally bound by any covenant to undertake or complete any improvement or addition to the Intellectual Property;

         (b) Neither the Collateral Agent nor any other New Licensor shall be personally liable for any act or omission of any prior licensor (including the Grantor); and

         (c) Neither the Collateral Agent nor any other New Licensor shall have any personal liability, directly or indirectly, under or in connection with the License Agreement or this Agreement or any amendment or amendments to either thereof made at any time or times, heretofore or hereafter, except for its own breach of any express provision of this Agreement, and each of the Licensee and the Owner Participant hereby forever and irrevocably waives and releases any and all such personal liability. In addition, neither the Collateral Agent nor any other New Licensor shall have at any time or times hereafter any personal liability, directly or indirectly, under or in connection with or secured by any agreement, license, instrument, encumbrance, claim or right affecting or relating to the Intellectual Property or the Intellectual Property Collateral (as defined in the Intellectual Property Security Agreement) or to which the Intellectual Property or the Intellectual Property Collateral is now or may hereafter be subject. The limitation of liability provided in this paragraph
(c) is in addition to, and not in limitation of, any limitation on liability applicable to the Collateral Agent or such other New Licensor provided by law or by any other contract, agreement or instrument.

         5. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         6. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute both one and the same instrument. This Agreement shall become effective as of the date first above written when and if counterparts hereof shall have been executed by all of the parties hereto.

         7. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         8. If any provision of this Agreement is void or unenforceable in any jurisdiction, such voidness or unenforceability shall not affect the enforceability of (a) such provision in any other jurisdiction or (b) any other provision of this Agreement in any jurisdiction.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                        BT COMMERCIAL CORPORATION, not in
                                          its individual capacity but
                                          solely as Collateral Agent under
                                          the Collateral Agent's
                                          Intercreditor Agreement referred
                                          to herein



                                        By: ______________________________
                                            Name:_________________________
                                            Title:________________________


                                        ENVIRODYNE INDUSTRIES, INC.

                                        By: ______________________________
                                            Name:_________________________
                                            Title:________________________



                                        SHAWMUT BANK CONNECTICUT, NATIONAL
                                          ASSOCIATION, not in its
                                          individual capacity but solely as
                                          Owner Trustee as aforesaid


                                        By: ______________________________
                                            Name:_________________________
                                            Title:________________________


                                        GENERAL ELECTRIC CAPITAL
                                          CORPORATION, as Owner Participant
                                          as aforesaid


                                        By: ______________________________
                                            Name:_________________________
                                            Title:________________________

The undersigned hereby acknowledges receipt of a copy of the foregoing Subordination Agreement, waives notice of acceptance thereof by the Collateral Agent, and agrees to be bound by the terms and provisions thereof, to make no payments or distributions contrary to the terms and provisions thereof, and to do every other act and thing necessary or appropriate to carry out such terms and provisions.


VISKASE CORPORATION


By: ______________________________
    Name:_________________________
    Title:________________________

                                                             EXHIBIT A-3 to GECC
                                                         INTERCREDITOR AGREEMENT

                   SUBORDINATION AGREEMENT (CERTAIN PAYMENTS)

         This SUBORDINATION AGREEMENT (this "Agreement") is entered into as of June 20, 1995 among BT COMMERCIAL CORPORATION, not in its individual capacity but solely as Collateral Agent under the Collateral Agent's Intercreditor Agreement described below (in such capacity, together with its successors and assigns, the "Collateral Agent"), ENVIRODYNE INDUSTRIES, INC., a Delaware corporation (together with its successors and assigns, the "Company"), SHAWUMT BANK CONNECTICUT, NATIONAL ASSOCIATION (formerly known as The Connecticut National Bank), not in its individual capacity but solely as Owner Trustee under that certain Trust Agreement, dated as of December 18, 1990, between said association and General Electric Capital Corporation (herein such Owner Trustee, together with any institution which shall act as successor Owner Trustee from time to time under said Trust Agreement, is sometimes called the "Owner Trustee"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (herein, together with its successors and assigns, sometimes called the "Owner Participant").

                               R E C I T A L S :

         A. Viskase Corporation (herein, together with its successors and assigns, called the "Grantor") and the Owner Trustee have entered into (i) a certain License Agreement, dated December 18, 1990, (herein called the "License Agreement"), whereby the Grantor has granted to the Owner Trustee a non-exclusive license with respect to certain patents, trademarks and other intellectual property described in the License Agreement, and the Owner Trustee has agreed to pay certain royalties and other amounts to the Grantor ("Royalties"), and (ii) a certain Ground Lease (herein called the "Ground Lease"), dated December 18, 1990, whereby the Grantor has leased to the Owner Trustee the land described therein, together with all buildings and other structures and improvements situated on such land, and the Owner Trustee has agreed to pay certain rentals and other amounts to the Grantor ("Ground Rents").

         B. The Grantor has also entered into a certain Assignment of Leases and Rents, Security Agreement and Financing Statement, dated December 18, 1990 (herein, as the same may be amended, modified, restated, supplemented or extended from time to time, called the "GECC Security Agreement") in favor of the Owner Trustee, whereby the Grantor has mortgaged and assigned to the Owner Trustee and granted to the Owner Trustee a security interest in certain rights of the Grantor under the License Agreement and the Ground Lease, including, without limitation, the Grantor's rights to receive payments of Royalties and Ground Rents thereunder.

         C. Envirodyne has and may hereunder enter into certain Financing Agreements (such term, and the other defined terms used in these Recitals without definition, having the meanings assigned to such terms in Schedule I hereto) under which loans, letters of credit and other financial accommodations are being and may hereafter be made to or for the account of Envirodyne.

         D. Certain of the subsidiaries of Envirodyne, including Viskase (collectively with Envirodyne, the "Borrowers"), have guaranteed the obligations of Envirodyne under the Financing Agreements.

         E. Pursuant to the Financing Agreements, the Borrowers have executed and delivered the Collateral Documents under which the Borrowers have granted to the Collateral Agent, on behalf and for the benefit of the Secured Parties under and as defined in that certain Intercreditor and Collateral Agency Agreement, dated as of June 20, 1995 (the "Collateral Agent's Intercreditor Agreement"), liens and security interests to secure their obligations under the Financing Agreements, the Collateral Documents and the guaranties thereof.

         F. Pursuant to the Financing Agreements, the Grantor has executed and delivered to the Collateral Agent, (i) a certain Intellectual Property Security Agreement, dated as of the date hereof (herein, as amended, modified, restated, supplemented or extended from time to time, called the "Security Agreement") and (ii) a certain Leasehold Mortgage, Security Agreement and Assignment of Leases and Rents and Mortgage, Security Agreement and Assignment of Leases and Rents, each dated as of the date hereof (herein, as amended, modified, restated, supplemented or extended from time to time, collectively called the "Mortgages").

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

SECTION 1.01     Definitions.

         As used herein, the capitalized terms defined in the preamble and the recitals thereto shall have the meanings as so defined, and the capitalized terms listed below shall have the following meanings:

         "Collateral Agent Claims" means any and all indebtedness and other obligations of any kind, whether now existing or hereafter arising or acquired, which are now or hereafter become secured by the Collateral Agent Lien.

         "Collateral Agent Lien" means all mortgages, liens, pledges, encumbrances or other security interests of any kind in any GECC Collateral, including, without limitation, any Royalties and Ground Rents, now or hereafter existing in favor of the

Collateral Agent and its successors and assigns, under or pursuant to the Security Agreement and the Mortgages.

         "GECC Claims" means any and all monetary obligations of the Grantor to the Owner Trustee or the Owner Participant, whether now existing or hereafter arising, which are (or upon arising will be) secured by the GECC Security Agreement, as in effect on the date hereof.

         "GECC Collateral" means the "Collateral", as such term is defined in the GECC Security Agreement, and includes, without limitation, the rights of the Grantor to receive payments of Royalties and Ground Rents pursuant to the License Agreement and the Ground Lease.

         "GECC Lien" means all mortgages, liens, pledges, encumbrances or other security interests of any kind in any GECC Collateral, including, without limitation, any Royalties and Ground Rents, now or hereafter existing in favor of the Owner Trustee, its successors and assigns, under or pursuant to the GECC Security Agreement.

         "Subject Payments" means, at any time, that portion of any payments of Royalties and/or Ground Rents made or otherwise required to be made under the License Agreement or the Ground Lease, which, pursuant to the terms of Section
5.2 of the License Agreement or Section 3.02 of the Ground Lease, as the case may be, in each case as in effect on the date hereof, the Owner Trustee would at such time be entitled to set off against unpaid GECC Claims.

         "Transferee" means any purchaser or transferee, pursuant to any exercise of remedies following a default or event of default under the Security Agreement or Mortgages or otherwise, which acquires any of the Grantor's interest under the License Agreement or the Ground Lease, and the successors and assigns of any such purchaser or transferee.

SECTION 2.01     Partial Subordination of Bank Lien.

         The Collateral Agent, on its own behalf and on behalf of the other Secured Parties, and the Company hereby agrees that, notwithstanding the order of recording or filing of the Security Agreement, the Mortgages and any financing statements filed in connection therewith, on the one hand, and of the GECC Security Agreement and any financing statements filed in connection therewith, on the other hand, the Collateral Agent Lien shall be subordinate and junior to the GECC Lien but solely to the following extent:

         (a) All GECC Claims shall be paid or satisfied in full before any payment or distribution of any kind shall be made from any Subject Payment on account of the Collateral Agent Claims; and

         (b) Should any payment or distribution of any kind or character in respect of any Subject Payment be received, directly or indirectly, by the Collateral Agent or any of its nominees or agents, under circumstances where such the Collateral Agent would not be entitled to such payment or distribution by reason of the foregoing, the Collateral Agent shall immediately deliver such payments or distributions to the Owner Trustee to be held in trust toward the satisfaction of the GECC Claims.

SECTION 3.01 Acknowledgements and Agreements by Owner Trustee and the Owner Participant.

         Each of the Owner Trustee and the Owner Participant hereby acknowledges and agrees that, except to the extent expressly set forth in Sections 2.01 hereof, the GECC Lien is and shall be subordinate and junior to the Collateral Agent Lien. Without limiting the foregoing:

         (a) All Collateral Agent Claims shall be paid or satisfied in full before any payment or distribution of any kind shall be made on account of the GECC Claims from any payment in respect of any GECC Collateral, including, without limitation, any Royalties or Ground Rents, other than any Subject Payment; and

         (b) Should any payment or distribution of any kind or character in respect of any payment in respect of any GECC Collateral, including, without limitation, any Royalties or Ground Rents, other than any Subject Payment, be received, directly or indirectly, by the Owner Trustee or the Owner Participant, or any of their respective nominees or agents, under circumstances where the Owner Trustee would not be entitled to such payment or distribution by reason of the foregoing, the Owner Trustee or the Owner Participant, as the case may be, shall immediately deliver such payments or distributions to be held as collateral for or applied to the satisfaction of, the Collateral Agent Claims.

SECTION 3.02     Restriction on Amendments and Assignments.

         The Owner Trustee will not enter into any amendment of or otherwise modify any provision of the GECC Security Agreement without the express written consent of the Collateral Agent.

SECTION 3.03     Limitation of Liability.

         Each of the Owner Trustee and the Owner Participant hereby agrees that, to the extent that the Collateral Agent or any other Transferee shall succeed to all or any part of the right, title or interest of the Grantor under the License Agreement or the Ground Lease:

         (a) The Collateral Agent or such other Transferee shall not be, except (in the case of clauses (i) and (ii)) as expressly provided in the GECC Security Agreement and in Section 5.2 of the License Agreement or Section 3.02 of the Ground Lease, in each case as in effect on the date hereof or as otherwise consented to in writing by the Collateral Agent, or as expressly provided herein: (i) subject to any credits, offsets, defenses, claims or counterclaims which the Owner Trustee or the Owner Participant might have against any prior holder of such interest (including the Grantor), (ii) bound by any Royalties or Ground Rents or additional royalties or rents which the Owner Trustee shall have paid more than one month (or, in the case of Ground Rents, fourteen months) in advance to any prior holder of such interest (including the Grantor), or (iii) personally bound by any covenant to undertake or complete any improvement or addition to the property licensed or leased pursuant to the License Agreement or the Ground Lease, as the case may be;

         (b) No Transferee (including, without limitation, the Collateral Agent) shall be personally liable for any act or omission of any prior holder of such interest (including the Grantor); and

         (c) Neither the Collateral Agent nor or any other Transferee shall have any personal liability, directly or indirectly, under or in connection with the License Agreement, the Ground Lease, the GECC Security Agreement or this Agreement or any amendment or amendments to any thereof made at any time or times, heretofore or hereafter, except for its own breach of any express provision of this Agreement, and each of the Owner Trustee and the Owner Participant hereby forever and irrevocably waives and releases any and all such personal liability. The limitation of liability provided in this paragraph is in addition to, and not in limitation of, any limitation on liability applicable to the Collateral Agent or such other Transferee provided by law or by any other contract, agreement or instrument.

SECTION 3.04     Several Obligations.

         The obligations of the Collateral Agent and the Company hereunder are several, and neither the Collateral Agent nor the Company shall be liable for any failure by the other such party to perform its obligations hereunder.

SECTION 4.01     Amendments, Etc.

         No amendment or waiver of any provision of this Agreement, nor consent to any departure therefrom by any party hereto, shall in any event be effective unless the same shall be in writing and signed by each party hereto, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 5.01     No Waiver or Election of Remedies.

         No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

SECTION 5.02     Continuing Agreement.

         This Agreement is a continuing agreement and shall (a) remain in full force and effect until all of the GECC Claims shall have been indefeasibly paid in full and (b) be binding upon and inure to the benefit of each of the parties hereto and their respective successors, transferees and assigns.

SECTION 5.03     Execution in Counterparts.

         This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute both one and the same instrument. This Agreement shall become effective as of the date first above written when and if counterparts hereof shall have been executed by all of the parties hereto.

SECTION 5.04     Governing Law.

         This Agreement shall be governed by, and construed in accordance within, the laws of the State of New York.

SECTION 5.05     Severability.

         If any provision of this Agreement is void or unenforceable in any jurisdiction, such voidness or unenforceability shall not affect the enforceability of (a) such provision in any other jurisdiction or (b) any other provision of this Agreement in any jurisdiction.

SECTION 5.06     Notices.

         All notices and other communications hereunder shall be in writing (which may include telex communication) and mailed or telexed or delivered to each party hereto at such party's address listed beside its signature below, or at such other address as shall be designated by any such party in a written notice to the other parties hereto. All such notices and other communications shall be effective upon dispatch.

SECTION 5.07     Headings.

         Section headings are included in this Agreement for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any part hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date above first written.

                                        BT COMMERCIAL CORPORATION, not in
                                          its individual capacity but
                                          solely as Collateral Agent  under
                                          the Collateral Agent's
                                          Intercreditor Agreement referred
                                          to herein


                                        By: ______________________________
                                            Name:_________________________
                                            Its: _________________________


                                        233 South Wacker Drive
                                        Suite 8400
                                        Chicago, Illinois  60606
                                        Attn:  Credit Department
                                        Facsimile No. 312/993-8096


                                        ENVIRODYNE INDUSTRIES, INC.




                                        By: ______________________________
                                            Name:_________________________
                                            Its: _________________________


                                        701 Harger Road
                                        Suite 121
                                        Oak Brook, Illinois 60521
                                        Facsimile: (708)
                                        Attention:

                                        SHAWMUT BANK CONNECTICUT, NATIONAL
                                          ASSOCIATION, not in its
                                          individual capacity but solely as
                                          Owner Trustee under the Trust
                                          Agreement referred to above


                                        By: ______________________________
                                            Name:_________________________
                                            Its: _________________________


                                        777 Main Street - 11th Floor
                                        Hartford, Connecticut 06115
                                        Facsimile: (203) 240-7920
                                        Attention:

                                        GENERAL ELECTRIC CAPITAL
                                          CORPORATION, as Owner Participant
                                          under the Trust Agreement
                                          referred to above


                                        By: ______________________________
                                            Name:_________________________
                                            Its: _________________________

                                        1600 Summer Street
                                        Stamford, Connecticut 06927
                                        Facsimile No.:
                                        Attention:

The Undersigned hereby acknowledges receipt of a copy of the foregoing Subordination Agreement, waives notice of acceptance thereof by the Collateral Agent, and agrees to be bound by the terms and provisions thereof, to make no payments or distributions contrary to the terms and provisions thereof and to do every other act and thing necessary or appropriate to carry out such terms and provisions.

VISKASE CORPORATION



By: ______________________________
    Name:_________________________
    Its: _________________________


6855 West 65th Street
Chicago, Illinois 60638
Facsimile:_____________
Attention: President